Supplement to the currently effective STATEMENT OF ADDITIONAL INFORMATION

DWS Small Mid Cap Value VIP

Pankaj Bhatnagar and Arno V. Puskar are the portfolio managers of the fund. They are responsible for the day-to-day management of the fund.

The following information replaces the existing tables for DWS Small Mid Cap Value VIP in “Appendix I-D – Portfolio Management” of the fund’s Statement of Additional Information. The information for Pankaj Bhatnagar and Arno V. Puskar is provided as of the fund’s most recent fiscal year end.

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Pankaj Bhatnagar	$0	$100,001 - $500,000
Arno V. Puskar	$0	$10,001 - $50,000

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Pankaj Bhatnagar	7	$4,168,271,027	0	$0
Arno V. Puskar	2	$3,153,668,754	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Pankaj Bhatnagar	2	$198,242,249	0	$0
Arno V. Puskar	0	$0	0	$0

February 28, 2019

SAISTKR-06

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Pankaj Bhatnagar	7	$104,112,792	0	$0
Arno V. Puskar	0	$0	0	$0

Please Retain This Supplement for Future Reference

February 28, 2019

SAISTKR-06